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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sabine Oil & Gas Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Sabine Oil & Gas Corporation
1415 Louisiana Street, Suite 1600
Houston, Texas 77002

May 15, 2015

Dear Fellow Shareholder:

        We are pleased to announce that our Board of Directors appointed Jonathan F. Foster as a new Class III director on May 15, 2015 for a term expiring at the 2015 annual meeting of shareholders to be held on June 3, 2015. The Board of Directors has also nominated Mr. Foster for election as a Class III director with a term expiring at the 2018 annual meeting of shareholders.

        Because this change adds Mr. Foster to the slate of directors proposed to be elected at the 2015 annual meeting, we are providing you with additional information in the enclosed supplement to proxy statement and an amended proxy card to allow you to vote on the election of Mr. Foster to a three-year term on our Board. For technical reasons explained in the enclosed materials, the supplement to proxy statement and amended proxy card reflect the addition of an additional director nominee as a separate proposal (Proposal 4).

        You should resubmit your vote on all of the proposals in your proxy or voting instructions by one of the alternatives described in the supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the 2015 annual meeting with respect to all other proposals, including the election of Thomas N. Chewning as a Class III director (Proposal 1), but will not be counted in determining the outcome of the election of Mr. Foster to our Board.

        On behalf of our Board of Directors, thank you for your continued interest in Sabine Oil & Gas Corporation.

Sincerely,

David J. Sambrooks President, Chief Executive Officer and Chairman of the Board

Sabine Oil & Gas Corporation
1415 Louisiana Street, Suite 1600
Houston, Texas 77002

 AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2015

        We will hold the annual meeting of shareholders of Sabine Oil & Gas Corporation on Wednesday, June 3, 2015, beginning at 10:00 a.m., C.D.T., at 1415 Louisiana Street, 39th Floor, Houston, Texas 77002. The items of business are:

  1.
  Election of Thomas N. Chewning as a Class III director;

  2.
  Advisory vote on executive compensation for our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement;

  3.
  Ratification of the appointment of Deloitte & Touche LLP as Sabine's independent registered public accounting firm for the year ended December 31, 2015;

  4.
  Election of Jonathan F. Foster as a Class III director; and

  5.
  Transact such other business as may be properly brought before the meeting.

        The proxy statement made available to shareholders on or about April 22, 2015 provides information about the matters you will be asked to consider and vote on at the annual meeting, except that additional information with respect to Proposal 4 listed above is set forth in the accompanying supplement to proxy statement.

        Only Sabine shareholders of record at the close of business on April 8, 2015, the record date for the meeting, are entitled to vote at the meeting and any adjournments or postponements of the meeting. We previously mailed a Notice of Internet Availability to our shareholders on or about April 22, 2015 instead of a printed copy of the proxy statement and our 2014 annual report. The notice provided instructions on how to access those materials on the Internet and how to obtain printed copies.

        Whether or not you plan to attend the annual meeting, we urge you to vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of an amended proxy card or voting instruction card by mail, you may submit your proxy or voting instruction card by completing, signing, dating, and returning your proxy card or voting instruction card in the pre-addressed envelope provided. If you hold your shares of record and attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Timothy D. Yang Senior Vice President, Land & Legal, General Counsel, Chief Compliance Officer and Secretary

Houston, Texas
May 15, 2015

 SUPPLEMENT TO PROXY STATEMENT
FOR THE SABINE OIL & GAS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2015

Explanatory Note

        On April 22, 2015, Sabine Oil & Gas Corporation ("Sabine," "Company," "we" or "our"), a New York corporation, filed its proxy statement (the "proxy statement") relating to its 2015 annual meeting of shareholders (the "annual meeting") with the Securities and Exchange Commission (the "SEC") and made available to its shareholders on the Internet, or commenced delivering to its shareholders by mail, the proxy statement and related proxy materials. Subsequent to that date, on May 15, 2015, the Board of Directors of Sabine (the "Board") appointed Jonathan F. Foster as a new director to fill a vacancy on the Board that had been created by the resignation of Dod Fraser from the Board on January 16, 2015. This supplement to proxy statement (the "supplement") has been prepared to provide our shareholders with information regarding a new proposal to reelect our newly appointed director, Mr. Foster, that would have been included in the proxy statement had the director been appointed prior to the filing of the proxy statement. In order to facilitate the proper tallying of votes cast by our shareholders prior to the nomination of Mr. Foster for election as a Class III director, the election of Mr. Foster as a director is being considered as a separate proposal, Proposal 4.

        This supplement is being furnished to our shareholders of record as of the close of business on April 8, 2015, the record date for the annual meeting, in connection with the solicitation of proxies for use at our annual meeting of shareholders to be held on June 3, 2015, or at any adjournment or postponement of the annual meeting, pursuant to the accompanying amended notice of annual meeting. This supplement and the amended notice of annual meeting of shareholders supplement and amend the notice of annual meeting of shareholders and the proxy statement, each dated April 22, 2015, previously mailed or made available to our shareholders. This supplement does not provide all of the information that is important to your decisions in voting at the annual meeting. Additional information is contained in the proxy statement for our annual meeting that was previously made available to our shareholders. We encourage you to carefully read this supplement together with the proxy statement.

        Shareholders of record are receiving an amended proxy card enclosed with this supplement that differs from the proxy card and notice previously furnished with the proxy statement dated April 22, 2015, in that the amended proxy card includes a nominee, Mr. Foster, for election as a director under Proposal 4. Shareholders of record should resubmit their vote on all proposals by submitting the amended proxy card enclosed with this supplement or by submitting a proxy via the Internet or by telephone by following the procedures on the amended proxy card. Shareholders who hold Sabine shares through a broker, bank or other financial institution and previously received a voting instruction form—either electronically or by mail—are receiving an amended voting instruction form that includes the addition of Mr. Foster as a nominee for consideration under Proposal 4. Please follow the instructions from your broker, bank or other financial institution set forth on such voting instruction form to resubmit your vote.

        If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Foster to our Board.

More Information Is Available

        If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a shareholder. Additionally, you may contact our Investor Relations Department at www.sabineoil.com or by email at corporaterelations@sabineoil.com. In addition, all of our proxy materials may be accessed on our web site, at www.sabineoil.com.

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 PROPOSAL NO. 4—ELECTION OF CLASS III DIRECTOR

        Proposal 4 as set forth in the proxy statement is hereby amended to provide that the Board has nominated the following individual to serve on the Board for a three-year term until the 2018 annual meeting of shareholders: Jonathan F. Foster.

        The Nominating and Governance Committee and the Board evaluate the specific experience, qualifications, attributes, and skills of each director nominee, including Mr. Foster, in determining that such person should serve as a director of Sabine. In doing so, the Nominating and Governance Committee and the Board focus primarily on the credentials and biographical information of the nominees. Particular consideration is given to the experience in the oil and gas exploration and production industry or related industries of each nominee or director. The Nominating and Governance Committee and the Board believe that such experience is vital in order to quickly identify, understand, and address new trends, challenges, and opportunities for Sabine. For more detailed information regarding the policies of our Nominating and Governance Committee in identifying and nominating director nominees, please read the proxy statement previously made available or delivered to you.

        With respect to Mr. Foster, the Nominating and Governance Committee identified the knowledge and understanding of corporate governance issues developed by him from service on corporate boards, his extensive knowledge of corporate finance and accounting, the knowledge he brings with respect to the industrial and services sector, and the other credentials set forth in his biographical information below. Mr. Foster has indicated that he will be available to serve as a director. In the event the nominee should become unavailable to serve as a director, any shares represented by a proxy will be voted for any substitute nominee designated by the Board.

        The proxy holders, who have been so designated by the Board, will vote "FOR" the election of Mr. Foster as a Class III director unless otherwise instructed in the proxy.

        Biographical information concerning Mr. Foster is set forth below. Information regarding Mr. Chewning and each of our other directors who will hold office following the annual meeting is set forth in the proxy statement that was previously made available or delivered to you.

Class III Director Nominee—To Serve a Term Expiring at the Annual Meeting of Shareholders in 2018

        Jonathan F. Foster, age 54, has served as a Director of Sabine since May 2015. Mr. Foster is a Managing Director of Current Capital LLC, a private equity investing and management services firm. Previously, from 2007 until 2008, Mr. Foster served as Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities. From 2005 until 2007, he served as Executive Vice President Finance and Business Development of Revolution LLC. From 2002 until 2004, Mr. Foster was a Managing Director of The Cypress Group, a private equity investment firm, where he led the industrial and services group. From 2001 until 2002, he served as a Senior Managing Director of Bear Stearns & Co. From 1999 until 2000, Mr. Foster served as the Executive Vice President, Chief Operating Officer and Chief Financial Officer of ToysRUs.com, Inc. Previously, Mr. Foster was also with Lazard for over ten years in various positions, including as a Managing Director. Mr. Foster currently serves as a director of Masonite International Corporation (NYSE: DOOR), Lear Corporation (NYSE: LEA), Chemtura Corporation (NYSE: CHMT) and Berry Plastics Group, Inc. (NYSE: BERY).

Vote Required

        A majority of the votes cast is required to elect Mr. Foster as director.

        Under the laws of New York, our state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote generally are determinative of the outcome of the matter subject to vote. Although they are considered in determining the presence of a quorum, abstentions and "broker non-votes" will not be considered "votes cast." Accordingly, they will have no effect on the outcome of the vote on Proposal 4. Votes that are "withheld" with respect to Proposal 4 are considered a vote against Mr. Foster.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS III NOMINEE SET FORTH ABOVE.

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ADDITIONAL INFORMATION REGARDING APPOINTMENT OF MR. FOSTER

        We have set forth below certain information updating the proxy statement to reflect the appointment of Mr. Foster. For detailed information regarding the composition of our Board and its committees, as well as other corporate governance policies, please read the proxy statement previously made available or delivered to you.

        Based on information provided by Mr. Foster, the Board has determined that Mr. Foster is independent under the New York Stock Exchange's ("NYSE") independence standards, which our Board refers to in making independence determinations even though shares of our common stock are no longer listed on the NYSE. As a result of the appointment of Mr. Foster, six of our eight directors are independent under the NYSE's independence standards, including Messrs. Duane C. Radtke, John Yearwood, Thomas N. Chewning, Alex T. Krueger, Brooks M. Shughart and Jonathan F. Foster.

        In connection with his appointment to the Board, Mr. Foster entered into an indemnification agreement with us, substantially similar to those entered into by our other Board members, a form of which was filed with the SEC with our Annual Report on Form 10-K for the year ended December 31, 2014. Mr. Foster will receive $175,000 per year for his service on the Board, which shall be paid in one lump sum in advance, plus reimbursement of out-of-pocket expenses. In addition, directors who are placed in certain committee roles are entitled to supplemental compensation in connection with their additional duties. In connection with his appointment, Mr. Foster was also appointed to serve on a newly-formed investigation committee, together with Mr. Chewning. Each of Mr. Chewning and Mr. Foster will receive $70,000 per year, which shall be paid in one lump sum in advance, plus reimbursement of out-of-pocket expenses. The investigation committee is expected to conduct and oversee an investigation related to certain potential claims and causes of action that we and/or certain of our stakeholders may possess.

        Mr. Foster does not beneficially own any shares of Sabine common stock. Sabine has not engaged in any related party transactions with Mr. Foster, except as described above.

ADDITIONAL INFORMATION REGARDING VOTING YOUR SHARES

Amendments to Proxy Card and Voting Instruction Card

        If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Foster to our Board.

        Shareholders of record are receiving an amended proxy card enclosed with this supplement that differs from the proxy card previously furnished with the proxy statement dated April 22, 2015, in that the amended proxy card includes the revised Proposal 4, nominating Mr. Foster for election as a director under Proposal 4. The proposal to transact such other business as may properly be brought before the meeting, which was listed as Proposal 4 on the original proxy card, but for which no affirmative vote was requested, is now listed as Proposal 5 on the amended proxy card.

        Shareholders of record should resubmit their vote on all proposals by submitting the amended proxy card enclosed with this supplement or by submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card. There are three ways to vote by proxy and voting instruction card:

  •
  By Internet—Shareholders who previously received a notice about the Internet availability of the proxy materials may submit their proxy over the Internet by following the instructions on the notice. Shareholders who have received a paper copy of an amended proxy card or amended

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    voting instruction card by mail may submit proxies over the Internet by following the instructions on the amended proxy card or amended voting instruction card.

  •
  By Telephone—Shareholders of record may submit proxies by telephone, by calling the number included in the materials received from Computershare Shareowner Services LLC, and following the instructions. In addition, you will need to have the control number that appears on your notice available when voting. Shareholders who are beneficial owners of their shares and who have received a voting instruction card may vote by calling the number specified on the voting instruction card provided by their broker, trustee, or nominee.

  •
  By Mail—Shareholders who have received a paper copy of an amended proxy card or amended voting instruction card by mail may submit proxies by completing, signing, and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

        Shareholders who hold Sabine shares through a broker, bank or other financial institution and previously received a voting instruction form—either electronically or by mail—are receiving an amended voting instruction form that includes the addition of Mr. Foster as a nominee for consideration under Proposal 4. Please follow the instructions from your broker, bank or other financial institution set forth on such voting instruction form to resubmit your vote.

How to Vote Your Shares by Attending the Annual Meeting in Person

        Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the annual meeting only if you obtain a "legal proxy" from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you are unable to attend the meeting.

Revoking Your Proxy

        A proxy may be revoked at any time before it is voted by (1) sending written notice of revocation to our Secretary at our office address set forth above prior to the annual meeting, (2) delivering a revised proxy (by one of the methods described above) bearing a later date, or (3) voting in person by completing a ballot at the annual meeting. If you have instructed a broker, trustee, or other nominee to vote your shares, you must follow the directions received from your broker, trustee, or other nominee to change those instructions. You may change your telephone or Internet vote as often as you wish following the procedures for telephone or Internet voting, as applicable.

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SABINE OIL & GAS CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on June 2, 2015.

Vote by Internet
• Go to www.investorvote.com/SOGC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A    Proposals —The Board of Directors recommends a vote “FOR” the election of directors, and “FOR” Proposals 2, 3 and 4. This proxy when properly executed by the undersigned shareholder will be voted as directed. If you sign your proxy card and do not provide specific voting instructions, your shares will be voted “FOR” each proposal.

1.    Election of one Class III director to serve until Sabine’s 2018 annual meeting of shareholders;

Nominee:

	For	Withhold
01 - Thomas N. Chewning	☐	☐

	For	Against	Abstain
2. Approval, on an advisory basis, of the compensation of Sabine’s named executive officers.	☐	☐	☐

3. Ratification of the appointment of Deloitte & Touche LLP as Sabine’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

4.    Election of additional Class III director to serve until Sabine’s 2018 annual meeting of shareholders.

Nominee:

	For	Withhold
01 - Jonathan F. Foster	☐	☐

5.    Transact such other business as may be properly brought before the meeting.

B    Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2014 Annual Report to Shareholders are available at: https://materials.proxyvote.com/78532P

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — SABINE OIL & GAS CORPORATION

Annual Meeting of Shareholders — June 3, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints David J. Sambrooks and Timothy D. Yang, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Sabine Oil & Gas Corporation common stock which the undersigned is entitled to vote, and, in their discretion and as permitted by stock exchange rules, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the company to be held June 3, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

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Sabine Oil & Gas Corporation 1415 Louisiana Street, Suite 1600 Houston, Texas 77002
Sabine Oil & Gas Corporation 1415 Louisiana Street, Suite 1600 Houston, Texas 77002
AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2015
SUPPLEMENT TO PROXY STATEMENT FOR THE SABINE OIL & GAS CORPORATION ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2015
PROPOSAL NO. 4—ELECTION OF CLASS III DIRECTOR
ADDITIONAL INFORMATION REGARDING APPOINTMENT OF MR. FOSTER
ADDITIONAL INFORMATION REGARDING VOTING YOUR SHARES